May 6, 2021 Letter to Shareholders Q1 2021 Exhibit 99.1

Dear Shareholders,

Q1 can be summed up in one word: execution. Q1 revenue exceeded the high-end of our guidance range. More importantly, we accelerated our overall leading growth indicators, with 21% year-over-year growth in RPO and 23% year-over-year growth in deferred revenue. And in enterprise sales, we reaccelerated back into hyper-growth across all major product categories, in our new business and in renewals. Based on our strong Q1 performance and revised outlook, we're raising our full year revenue guidance.

Our Q1 performance is a function of our strategic investments in product innovation and our enterprise sales go-to-market channel. Recent leadership changes are paying dividends and helping us expand our relationships with customers. We are shipping stronger products with better velocity and winning bigger customers. The experience management category is healthy, and our agile products deliver value. Now, we are capitalizing broadly on the market opportunity, connecting more customers with the right solution, whether we engage with them through our website, our sales reps, or our customer success teams.

Many of our growth initiatives are either early in their maturity or not yet launched: our response-based pricing rollout to our installed base, our new high-velocity sales team and cross-sell initiatives, and our newer Customer Experience and Market Research solutions. We had a great quarter, and we plan to build on Q1's momentum in Q2.

Q1 2021 Key Results


Revenue & RPO ($M)
Rev.
$88.3
16%
YoY
$102.3
RPO
$169.1
21%
YoY
$204.9
Q1'20
Q1'21
Q1'20
Q1'21


Enterprise Sales Revenue
(% of total revenue)
29%
30%
Q1'20
Q1'21


Enterprise Sales Customers
~6,800
29%
YoY
~8,800
Q1'20
Q1'21


Operating Margin %
-1.6%
-0.6%
-25%
-26%
Q1'20
Q1'21
GAAP
Non-GAAP

1

First Quarter 2021 Highlights Our first quarter financial results were robust across the board: Revenue of $102.3 million exceeded the high-end of our guidance range, driven by growing momentum across all product lines and both go-to-market channels. Remaining performance obligations, or RPO, increased 21% and deferred revenue grew 23% year-over-year, which reflects Q1’s strong, broad-based new sales and renewal performance.   Enterprise revenue rose 24% year-over-year -- or 35% excluding the impact of a large non-recurring customer in Q1 2020 -- and self-serve revenue posted its second consecutive quarter of 13% year-over-year growth. Non-GAAP operating loss of $0.6 million was in-line with guidance as we invested to drive accelerated, durable growth. Free cash flow was $15.1 million and net cash at the end of the quarter was $34 million. In enterprise sales, we raised the bar on execution through the combination of our ongoing product and go-to-market investments and the prescriptive changes we outlined on our last call. We ended Q1 with more than 8,800 enterprise customers, up 29% year-over-year. We added more than 660 new enterprise logos sequentially, including Cedars Sinai, Glassdoor, Kawasaki Motors, The Economist, and Tonal. And we accelerated the leading indicators of enterprise sales growth significantly in the quarter -- well outpacing Q1 enterprise revenue growth -- driven by new business and renewals across all our major enterprise products. We already had a talented enterprise sales team in place, and the tactical changes we discussed with you in February super-charged our sales motion. New leaders brought more rigor, and the combination of solutions-based selling and our new high-velocity sales team gave our reps greater clarity and focus, resulting in more deals, and higher quality deals, compared to Q4 2020.   2 A UK-based online retailer and financial services provider, The Very Group is uses GetFeedback Direct for CSAT post agent support -- mapped directly into their Salesforce CRM -- and GetFeedback Digital for user experience feedback for their iOS and Android apps. The Very Group chose GetFeedback for its unique ability to provide all the functionality needed under one roof, and the capacity to handle millions of SMS messages to customers. We added more than 660 enterprise customers in the quarter, including:

First Quarter 2021 Highlights (cont.) Enterprise sales traction was broad-based. Survey use cases are gaining momentum in verticals like HR and healthcare, and additional targeted solutions are on the way. In Customer Experience, or CX, we had a number of notable wins, including The Very Group, the UK’s largest integrated digital retailer and financial services provider, who chose the GetFeedback platform for its speed-to-value and Salesforce integration. In Market Research, the combination of our new software modules, services and panel is resonating in the market. TCL Technology, a leading global consumer electronics company, is using our agile Market Research solutions to run consumer research in over 20 countries to better understand product feature preferences and trends. Concurrently, our self-serve channel exhibited continued strength with 13% year-over-year revenue growth. Our multi-user Teams product continues to be a winner for customers. We are improving our ability to programmatically connect self-serve customers with the right product tiers to maximize monetization. Our self-serve product and growth teams are world-class, and we are confident in our ability to deliver durable growth over time. Our overall book of business strengthened further. Organizational domain net revenue retention, or NRR, remained above 100% and improved sequentially. Enterprise renewal rates improved from Q4 -- our third consecutive quarter of improvement -- and renewal rates for annual self-serve customers returned to healthier pre-COVID levels in Q1. We’re also seeing an increase in the number of customers signed up for multiple products: we now have more than 500 enterprise customers using two or more of our products, up approximately 40% year-over-year. Based on Q1’s performance and our outlook, we’re raising our full year 2021 revenue guidance. We now expect revenue growth in the range of 17% to 19%, up from our prior expectation of 16% to 18%. We continue to believe we can grow RPO faster than revenue this year. Given the efficiencies we’re driving in the cost of revenue line, we now believe non-GAAP gross margin will normalize in the low 80% range. We are maintaining the non-GAAP operating margin of 2% to 4% as we continue to invest to accelerate growth, and we’re raising our free cash flow range to $47 to $52 million. Beyond 2021, we’re confident we can further accelerate growth through continued execution. Many of our go-to-market and product initiatives are not yet fully reflected in our growth profile. 3 TCL is a fast-growing consumer electronics company and a leading player in the global TV industry. To cope with changes brought by COVID-19,  TCL has optimized its research method and collaborated with SurveyMonkey Audience Premium on an agile research solution. TCL runs global consumer research in over 20 countries across their entire product portfolio to better understand product feature preferences and trends. The Larry A. Green Center COVID-19 has changed the way everything is experienced, and healthcare is no exception. To monitor patient perception and experience when receiving care, and how it’s changed with COVID, the Larry A. Green Center chose SurveyMonkey Audience to run a twelve-wave tracker to monitor perception.

First Quarter 2021 Highlights (cont.) In Surveys, we’re starting to ramp use-case selling and high-velocity sales. We’ve built the foundation to increase sales efficiency by driving smaller deals to the high-velocity team and focusing our talented account executives on larger opportunities, and we’re still bringing new use case packages to market and fine tuning the high-velocity motion. In Customer Experience and Market Research, it’s still early days. New sales leadership and capacity are ramping, and we’re continuing to invest in product innovation. We have a lot of runway to scale as a CX challenger and a disruptor in Market Research. In enterprise expansion, we’ll start migrating existing SurveyMonkey Enterprise customers to the response-based pricing model we introduced to new customers in April of 2020. More broadly, our new Chief Customer Officer, Ken Ewell, is partnering with our Chief Revenue Officer, John Schoenstein, to execute stronger, more consistent up-selling and cross-selling throughout our growing base of 8,800-plus enterprise customers. In sum, Q1 was a strong quarter across the board, with phenomenal enterprise sales performance, 21% RPO growth, 23% deferred revenue growth, and increased revenue growth expectations for the year. Our strategy is working. Our enterprise products are resonating with customers, our team is energized, and we have multiple, early-stage vectors that can further accelerate growth. Executing on our Innovation Strategy Q1 was an equally phenomenal quarter for innovation at SurveyMonkey. We delivered new products and features across all three of our product lines and increased our focus on our platform and partnerships to accelerate our move up-market. In Surveys, we launched our expanded return-to-work solution, which combines automated insights, industry benchmarking, and trend analysis to help people leaders quickly understand and act on employee needs and sentiment as businesses reopen. We’re also seeing great traction in the healthcare vertical, as organizations like Garnet Health are utilizing SurveyMonkey Enterprise’s HIPAA compliance add-on and Microsoft Power BI integration as their feedback collection platform. We’re also on-track to release our Zoom Video Communications integration. With integrations for both Zoom and Microsoft Teams, we’ll be able to power feedback within two of the market’s top collaboration platforms. 4 “Brand awareness is a key component of our growth and expansion strategy. It’s critical we have an up-to-date understanding of our public perception and marketing funnel metrics at all times to understand our existing customers and identify new opportunities. SurveyMonkey’s technology empowers our teams to get the business-driving insights we need to make informed decisions quickly.”    Jen Jammalamadaka Global Brand Marketing Allbirds “As a new player in the digital insurance market, it’s important for us to have a 360° view of our customers. With GetFeedback’s Insights we are able to learn about the customer’s experience, their needs, and what they truly love about our brand. This helps us get better and improve every single day. We can filter the data based on unique identifiers, which make it super easy to drill down into individual responses. Setting up the dashboards only takes a few minutes, and they can be easily shared via URL or even email notifications. That way everyone at Onlia stays informed.”    Anouk van de Laar Customer Experience Manager Onlia

Executing on our Innovation Strategy (cont.) In Market Research, we launched two new agile solutions in April -- Brand Tracker and Industry Tracker -- that are purpose-built for marketing and business leaders conducting longitudinal research. Through a powerful combination of panel, AI-powered Insights, interactive dashboards, and expert services, these solutions provide continuous intelligence into shifts in market perception and competitive dynamics, instantly surfacing meaningful insights without relying on slow and costly consulting firms. Brand Tracker and Industry Tracker went from concept to general availability in only nine months, which speaks to the velocity of the team and our ability to use pre-existing elements of our platform like Automated Insights to power our solutions.  The two new Agile Market Research solutions deliver results in days, not months, as illustrated by Allbirds, the sustainable footwear and apparel maker and our first Brand Tracker customer. Allbirds has been a Market Research customer for years, and they’ll leverage the power of our new solution to run a continuous brand tracker with weekly sampling quotas, replacing the static reports they received from their old agency. In Customer Experience, we’re making the platform even more agile and deepening our Salesforce integration, the key areas of our differentiation. We’re automating NPS programs for out-of-the-box time-to-value. We’re going deeper with Salesforce, embedding GetFeedback-powered survey results and CX program reports directly into the CRM experience. We’re enhancing our analytics experience to quickly surface customer response trends, drill down into responses, and view customer sentiment. And we’re enabling our customers to gather feedback wherever they touch customers beyond their PC or mobile. For example, a major European bank is using GetFeedback to securely collect responses from their ATMs to better serve their customers. The result of all this? Agility: companies can benefit from the GetFeedback platform to get their existing CX programs up more quickly, leveraging the most important touchpoints, surfacing insights faster, and driving actions in their CRM system. This innovation across our major product lines is part of the super-cycle of investment we outlined in our last letter. Our platform sits at the core of these offerings -- delivering the AI-powered insights that make our products so agile -- and we’re investing here as well. We recently hired Ray Ranga from Splunk as our new VP of platform. Ray will lead our platform strategy to help us better leverage our AI and ML capabilities across our products to drive even more value for our customers. We expect to measure platform success in terms of customer adoption, retention, and expansion. This was a stellar quarter of product innovation and delivery, which continues to power our move up-market. We’re so proud of, and grateful for, the team’s hard work. 5 In April, we announced the availability of SurveyMonkey Brand Tracker and SurveyMonkey Industry Tracker, two new Market Research solutions that enable brands and financial services firms to continuously monitor shifts in market perception and quickly react to fuel growth. In April, we announced new listening, analysis and automation features within GetFeedback, our multichannel customer experience (CX) platform. These innovations will capture feedback in secure environments like ATMs and leverage AI-powered sentiment analysis to give organizations a 360° view of their customers.

Diversity, Equity & Inclusion (DEI) Update  Along with executing on our up-market strategy, we continued our work in Q1 to amplify individual voices and help make our business and our communities more diverse, equitable, and inclusive. To raise awareness of violence against the Asian and Pacific Islander community, we partnered with the research and policy organization AAPI Data. Our study suggests many more Asians and Pacific Islanders have experienced hate crimes and hate incidents in 2020 and 2021 than the number of reported incidents during this time. We announced a partnership with the Eva Longoria Foundation to provide Latina entrepreneurs with free resources to help their businesses succeed, including SurveyMonkey licenses and virtual training in both English and Spanish. This announcement kicks off a broader program to provide training, mentorship, resources, and access to investment for underserved entrepreneurs.  We also continued our work with Operation HOPE, America’s largest nonprofit financial inclusion organization, launching the HOPE Minority Small Business Index to highlight the experiences of Black small business owners and entrepreneurs. And we’re excited to see more customers using our products to further their own DEI initiatives. For example, a top venture capital firm is using SurveyMonkey Enterprise to establish a baseline for DEI within its portfolio companies and track performance as they invest in underrepresented founders and support entrepreneurs in adopting DEI best practices. Tegan and Sara, the award-winning musicians and founders of the Tegan and Sara Foundation, also used SurveyMonkey to create a healthcare survey to understand the LGBTQ community’s experiences with the COVID-19 vaccine and elevate their concerns to policymakers and healthcare organizations.  We’re proud that our products support these initiatives, as we believe a more diverse, equitable, and inclusive community benefits all our stakeholders. 6 “We are grateful for the partnership with the leadership at SurveyMonkey on moving so quickly and thoughtfully in collaborating, designing, and deploying this survey. We have a much better understanding of the scale of the problem, including reluctance among many Asian American men and women to report hate incidents.”    Karthick Ramakrishnan Founder and Director AAPI Data “Before the pandemic, 89% of new women-owned businesses were started by women of color—there’s a huge opportunity to help these entrepreneurs collect the data and access the resources they need to build and grow their businesses, and we’re proud to help make that possible.”    Eva Longoria Founder and Director Eva Longoria Foundation “We are excited to collaborate with SurveyMonkey to give voice to the Black small business community, and to identify, amplify, and rectify the unique challenges they encounter on their pathway to success.”    John Hope Bryant Founder, Chairman and CEO Operation HOPE

Q1 2021 Financial Results Unless otherwise noted, all comparisons are year-over-year. Revenue in Q1 was $102.3 million, an increase of 16%. Revenue from our enterprise sales channel increased 24% -- or 35% excluding the impact of the large non-recurring customer in Q1 2020 -- due to growth in all three product lines. Enterprise revenue accounted for 30% of total revenue compared to 29% in the year ago period. Revenue from our self-serve channel grew 13% in Q1, driven again by our Teams product and strong free-to-paid plan conversion due to our ongoing refinement of pricing and packaging.   Deferred revenue increased 23% to approximately $187.5 million. Remaining performance obligations, or RPO, which is the sum of deferred revenue and backlog, rose 21% to $204.9 million. 85% Annual 89% Annual Q1 2021 Highlights 21% YoY RPO Growth 23% YoY Deferred Revenue Growth 29% YoY Enterprise Customer Growth $15M Free cash flow generation Notes for Charts: Enterprise sales customers and paying users are rounded to the nearest hundred. ARPU: Average revenue per paying user. 7 Revenue ($M) $88.3 $90.9 $95.4 $101.0 $102.3 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 Enterprise Sales Customers 6,800 7,200 7,700 8,200 8,800 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 Paying Users 746,200 781,000 803,200 820,300 845,800 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 ARPU $483 $478 $478 $494 $498 Q1’20 Q2’20 Q3’20 Q4’20 Q1’21

Financial Results (cont.)  Non-GAAP gross margin was 83% versus 81% in the year ago period due primarily to revenue growth and cost efficiencies. Given the efficiencies we’re driving in cost of revenue, we now believe non-GAAP gross margin will normalize in the low 80% range.   Non-GAAP operating margin was negative 0.6% compared to negative 1.6% in Q1 2020 due to revenue growth, gross margin performance and continued investment in our go-to-market and product teams to support our move up-market. We generated $17.3 million in operating cash flow and $15.1 million in free cash flow. We’ve been able to generate cash while also investing to realize our strategy and drive revenue growth.  8 Operating Margin % -25% -1.6% -23% 2.5% -24% 2.2% -16% 7.2% -26% -0.6% Q1’20 Q2’20 Q3’20 Q4’20 Q1’21 GAAP Non-GAAP Cash and Debt ($M) $145 $215 -$70 $224 $214 $11 $247 $213 $34 Q1’20 Q4’20 Q1’21 Cash & cash equivalents Debt Net cash (debt) Gross Margin % 77% 81% 80% 83% Q1’20 Q1’21 GAAP Non-GAAP Cash Flow ($M) $4.2 $0.9 $17.3 $15.1 Q1’20 Q1’21 Operating FCF

Financial Outlook Based on Q1’s performance and our outlook, we’re raising our full year 2021 revenue guidance. For Q2, we expect revenue to be in the range of $106 to $108 million, or approximately 18% growth at the midpoint. We expect non-GAAP operating margin to be in the range of break-even to 2.0% which reflects investments in product and go-to-market. For full year 2021, we now expect revenue growth in the range of 17% to 19%, up from our prior expectation of 16% to 18%. Our revenue guidance assumes that self-serve revenue will grow similar to the growth rate in full year 2020, and the enterprise revenue growth rate will be in the 30s. We continue to believe we can grow RPO faster than revenue this year. Given the efficiencies we’re driving in the cost of revenue line, we now believe non-GAAP gross margin will normalize in the low 80% range. We are maintaining the non-GAAP operating margin of 2% to 4% as we continue to invest to accelerate growth, and we’re raising our free cash flow range to $47 to $52 million. 9 ~8,800 Enterprise sales customers 660+ Enterprise customers added 345K+ Organizational domains 90%+ Of bookings from organizational domain- based customers 100%+ Dollar-based net retention rate for organizational customers* * We calculate organizational dollar-based net retention rate as of a period end by starting with the trailing 12 months of bookings from the cohort of all domain-based customers as of the 12 months prior to such period end (“Prior Period Bookings”). We then calculate the trailing 12 months of bookings from these same customers as of the current period end (“Current Period Bookings”). Current Period Bookings includes any upsells and is net of contraction or attrition but excludes bookings from new domain-based customers in the current period. We then divide the total Current Period Bookings by the total Prior Period Bookings to arrive at the organizational dollar-based net retention rate. Q2 2021 FY 2021 Revenue (YoY growth at mid-point) $106M to $108M 18% YoY $440M to $447M 18% YoY Non-GAAP operating margin 0% to 2% 2% to 4% Free cash flow NA $47M to $52M

Our strategy is working

Our products are enterprise-grade

We have multiple vectors to accelerate growth

Closing & Conference Call Information

Q1's execution reflects the impact of our product and go-to-market strategic investments and our agility to make tactical changes to improve execution against our growth goals. As a result, we're raising our full year revenue guidance range to 17 to 19% and we're confident we can grow RPO faster than revenue this year. But the first quarter is just a starting line, and we are committed to building on Q1's performance throughout 2021 and beyond. I'd like to thank the incredible SurveyMonkey team for staying focused on our mission. They simply crushed it this quarter and they're ready to keep up the momentum.

We will host a conference call today to discuss the company's Q1 2021 financial results. This call is scheduled to begin at 2:00 pm PT / 5:00 pm ET and can be accessed by dialing (833) 900-1542 or (236) 712-2281 (ID: 2993662). The live and archived webcast of the conference call will be accessible on SurveyMonkey's Investor Relations page, investor.surveymonkey.com. A telephonic replay of the conference call will be available until Thursday, May 13, 2021, and can be accessed by dialing (800) 585-8367 or (416) 621-4642 and entering the passcode 2993662.

From all of us at SurveyMonkey, please stay safe and prioritize your health.

Sincerely,



Zander Lurie
CEO & Interim CFO



Tom Hale
President

Contacts:
Investor Relations:
Gary J. Fuges, CFA
investors@surveymonkey.com

Media:
Sandra Gharib
pr@surveymonkey.com

SurveyMonkey's mission is to power the curious. We enable organizations to turn feedback into action.

10

SVMK INC. CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited) (in thousands) March 31, 2021 December 31, 2020 Assets Current assets: Cash and cash equivalents $247,418 $224,390 Accounts receivable, net 23,617 24,177 Deferred commissions, current 6,112 5,429 Prepaid expenses and other current assets 12,298 10,520 Total current assets 289,445 264,516 Property and equipment, net 15,392 18,924 Operating lease right-of-use assets 57,815 56,986 Capitalized internal-use software, net 29,395 29,462 Acquisition intangible assets, net 18,330 21,207 Goodwill 465,913 468,764 Deferred commissions, non-current 11,105 10,018 Other assets 8,329 7,940 Total assets $895,724 $877,817 Liabilities and stockholders’ equity Current liabilities: Accounts payable $6,863 $3,348 Accrued expenses and other current liabilities 20,940 15,198 Accrued compensation 22,643 32,149 Deferred revenue, current 186,917 169,872 Operating lease liabilities, current 9,123 8,318 Debt, current 1,900 1,900 Total current liabilities 248,386 230,785 Deferred revenue, non-current 626 760 Deferred tax liabilities 5,243 5,153 Debt, non-current 211,241 211,716 Operating lease liabilities, non-current 74,034 74,487 Other non-current liabilities 8,708 8,560 Total liabilities 548,238 531,461 Commitments and contingencies Stockholders’ equity: Preferred stock — — Common stock 1 1 Additional paid-in capital 869,174 835,444 Accumulated other comprehensive income 2,255 5,208 Accumulated deficit (523,944) (494,297) Total stockholders’ equity 347,486 346,356 Total liabilities and stockholders’ equity $895,724 $877,817

SVMK INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) Three Months Ended March 31, (in thousands, except per share amounts) 2021 2020 Revenue $102,298 $88,265 Cost of revenue (1)(2) 20,772 19,944 Gross profit 81,526 68,321 Operating expenses: Research and development (1) 32,983 26,557 Sales and marketing (1)(2) 52,036 42,091 General and administrative (1) 23,322 21,932 Total operating expenses 108,341 90,580 Loss from operations (26,815) (22,259) Interest expense 2,299 3,086 Other non-operating (income) expense, net 315 (1,236) Loss before income taxes (29,429) (24,109) Provision for income taxes 218 141 Net loss $(29,647) $(24,250) Net loss per share, basic and diluted $(0.20) $(0.18) Weighted-average shares used in computing basic and diluted net loss per share 144,692 136,911 (1) Includes stock-based compensation, net of amounts capitalized as follows: Three Months Ended March 31, (in thousands) 2021 2020 Cost of revenue $1,482 $960 Research and development 9,497 6,457 Sales and marketing 5,778 4,343 General and administrative 6,842 5,742 Stock-based compensation, net of amounts capitalized $23,599 $17,502 (2) Includes amortization of acquisition intangible assets as follows: Three Months Ended March 31, (in thousands) 2021 2020 Cost of revenue $1,490 $2,010 Sales and marketing 1,133 1,358 Amortization of acquisition intangible assets $2,623 $3,368

SVMK INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited) Three Months Ended March 31, (in thousands) 2021 2020 Cash flows from operating activities Net loss $(29,647) $(24,250) Adjustments to reconcile net loss to net cash provided by operating activities: Depreciation and amortization 10,694 12,288 Non-cash leases expense 3,340 3,423 Stock-based compensation expense, net of amounts capitalized 23,599 17,502 Deferred income taxes 99 97 Bad debt expense 307 421 Gain on sale of a private company investment — (1,001) Other 508 317 Changes in assets and liabilities: Accounts receivable (76) (1,953) Prepaid expenses and other assets (4,682) (2,208) Accounts payable and accrued liabilities 9,251 2,647 Accrued compensation (9,274) (10,452) Deferred revenue 16,985 11,229 Operating lease liabilities (3,786) (3,827) Net cash provided by operating activities 17,318 4,233 Cash flows from investing activities Purchases of property and equipment — (406) Capitalized internal-use software (2,268) (2,946) Proceeds from sale of a private company investment — 1,001 Net cash used in investing activities (2,268) (2,351) Cash flows from financing activities Proceeds from stock option exercises 9,553 13,815 Repayment of debt (550) (550) Net cash provided by financing activities 9,003 13,265 Effect of exchange rate changes on cash (309) (1,267) Net increase in cash, cash equivalents and restricted cash 23,744 13,880 Cash, cash equivalents and restricted cash at beginning of period 224,614 131,683 Cash, cash equivalents and restricted cash at end of period $248,358 $145,563 Supplemental cash flow data: Interest paid for term debt $2,177 $2,967 Non-cash investing transactions: Stock compensation included in capitalized software costs $559 $776 Accrued unpaid capital expenditures $547 $204 Lease liabilities arising from obtaining right-of-use assets, net $2,676 $—

SVMK INC. SUPPLEMENTAL DISAGGREGATED REVENUE DATA (unaudited) Quarterly Disaggregated Revenue Three Months Ended (in thousands) Mar. 31, 2021 Dec. 31, 2020 Sep. 30, 2020 Jun. 30, 2020 Mar. 31, 2020 Self-serve revenue $ 71,112 $ 71,197 $ 68,001 $ 65,398 $ 63,107 Enterprise revenue 31,186 29,778 27,428 25,543 25,158 Revenue $ 102,298 $ 100,975 $ 95,429 $ 90,941 $ 88,265 Self-serve revenues are generated from products purchased independently through our website. Enterprise revenues are generated from products sold to organizations through our sales team.

  SVMK INC. RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Reconciliation of GAAP to Non-GAAP (Loss) Income from operations Three Months Ended March 31, (in thousands, except percentages) 2021 2020 GAAP Loss from operations $(26,815) $(22,259) GAAP Operating margin (26)% (25)% Stock-based compensation, net 23,599 17,502 Amortization of acquisition intangible assets 2,623 3,368 Non-GAAP Loss from operations $(593) $(1,389) Non-GAAP Operating margin (1)% (2)% Reconciliation of GAAP to Non-GAAP (Loss) Income and (Loss) Income per diluted share Three Months Ended March 31, (in thousands, except per share amounts) 2021 2020 GAAP Net Loss $(29,647) $(24,250) GAAP Net Loss per diluted share $(0.20) $(0.18) Weighted-average shares used to compute GAAP net loss per diluted share 144,692 136,911 Stock-based compensation, net 23,599 17,502 Amortization of acquisition intangible assets 2,623 3,368 Gain on sale of a private company investment — (1,001) Income tax effect on Non-GAAP adjustments (2) 96 97 Non-GAAP Net Loss $(3,329) $(4,284) Non-GAAP Net Loss per diluted share $(0.02) $(0.03) Weighted-average shares used to compute Non-GAAP net loss per diluted share 144,692 136,911 (1) Please see Appendix A for explanation of non-GAAP measures used. (2) Due to the full valuation allowance on our US deferred tax assets, there were no tax effects associated with the Non-GAAP adjustments for stock-based compensation, net, and gain on sale of a private company investment. Non-GAAP adjustments pertain to the income tax effects of amortization of acquisition-related intangible assets. Calculation of Free Cash Flow Three Months Ended March 31, (in thousands) 2021 2020 Net cash provided by operating activities $17,318 $4,233 Purchases of property and equipment — (406) Capitalized internal-use software (2,268) (2,946) Free cash flow $15,050 $881

  SVMK INC. RECONCILIATION OF GAAP TO NON-GAAP DATA (unaudited) (1) Supplemental GAAP and Non-GAAP Information Three Months Ended March 31, (in thousands, except percentages) 2021 2020 GAAP Gross profit $ 81,526 $ 68,321 GAAP Gross margin 80% 77 % Stock-based compensation, net 1,482 960 Amortization of acquisition intangible assets 1,490 2,010 Non-GAAP Gross profit $ 84,498 $ 71,291 Non-GAAP Gross margin 83% 81 % GAAP Research and development $ 32,983 $ 26,557 GAAP Research and development margin 32% 30 % Stock-based compensation, net 9,497 6,457 Non-GAAP Research and development $ 23,486 $ 20,100 Non-GAAP Research and development margin 23% 23 % GAAP Sales and marketing $ 52,036 $ 42,091 GAAP Sales and marketing margin 51% 48 % Stock-based compensation, net 5,778 4,343 Amortization of acquisition intangible assets 1,133 1,358 Non-GAAP Sales and marketing $ 45,125 $ 36,390 Non-GAAP Sales and marketing margin 44% 41 % GAAP General and administrative $ 23,322 $ 21,932 GAAP General and administrative margin 23% 25 % Stock-based compensation, net 6,842 5,742 Non-GAAP General and administrative $ 16,480 $ 16,190 Non-GAAP General and administrative margin 16% 18% (1) Please see Appendix A for explanation of non-GAAP measures used.

APPENDIX A SVMK INC. EXPLANATION OF NON-GAAP MEASURES To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with US GAAP (“GAAP”), we use the following Non-GAAP financial measures: Non-GAAP (loss) income from operations, Non-GAAP operating margin, Non-GAAP net (loss) income, Non-GAAP net (loss) income per diluted share, Non-GAAP gross profit, Non-GAAP gross margin, Non-GAAP research and development, Non-GAAP research and development margin, Non-GAAP sales and marketing, Non-GAAP sales and marketing margin, Non-GAAP general and administrative, Non-GAAP general and administrative margin, and free cash flow. Our definition for each Non-GAAP measure used is provided below, however a limitation of Non-GAAP financial measures are that they do not have uniform definitions. Accordingly, our definitions for Non-GAAP measures used will likely differ from similarly titled Non-GAAP measures used by other companies thereby limiting comparability. With regards to the Non-GAAP guidance provided above, a reconciliation to the corresponding GAAP amounts is not provided as the quantification of certain items excluded from each respective Non-GAAP measure, which may be significant, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For example, the Non-GAAP adjustment for stock-based compensation expense, net, requires additional inputs such as number of shares granted and market price that are not currently ascertainable. Non-GAAP (loss) income from operations, Non-GAAP operating margin: We define Non-GAAP (loss) income from operations as GAAP loss from operations excluding stock-based compensation, net, and amortization of acquisition intangible assets. Non-GAAP operating margin is defined as Non-GAAP (loss) income from operations divided by revenue. Non-GAAP net (loss) income, Non-GAAP net (loss) income per diluted share: We define Non-GAAP net (loss) income as GAAP net loss excluding stock-based compensation, net, amortization of acquisition intangible assets, gain on sale of a private company investment, and including the income tax effect on Non-GAAP adjustments. Non-GAAP net (loss) income per diluted share is defined as Non-GAAP net (loss) income divided by the weighted-average shares outstanding. Non-GAAP gross profit, Non-GAAP gross margin: We define Non-GAAP gross profit as GAAP gross profit excluding stock-based compensation, net and amortization of acquisition intangible assets. Non-GAAP gross margin is defined as Non-GAAP gross profit divided by revenue. Non-GAAP research and development, Non-GAAP research and development margin: We define Non-GAAP research and development as GAAP research and development excluding stock-based compensation, net. Non-GAAP research and development margin is defined as Non-GAAP research and development divided by revenue. Non-GAAP sales and marketing, Non-GAAP sales and marketing margin: We define Non-GAAP sales and marketing as GAAP sales and marketing excluding stock-based compensation, net and amortization of acquisition intangible assets. Non-GAAP sales and marketing margin is defined as Non-GAAP sales and marketing divided by revenue. Non-GAAP general and administrative, Non-GAAP general and administrative margin: We define Non-GAAP general and administrative as GAAP general and administrative excluding stock-based compensation, net. Non-GAAP general and administrative margin is defined as Non-GAAP general and administrative divided by revenue. We use these Non-GAAP measures to compare and evaluate our operating results across periods in order to manage our business, for purposes of determining executive and senior management incentive compensation, and for budgeting and developing our strategic operating plans. We believe that these Non-GAAP measures provide useful information about our operating results, enhance the overall understanding of our past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by our management in evaluating our financial performance and for operational decision making, but they are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. We have excluded the effect of the following items from the aforementioned Non-GAAP measures because they are non-cash and/or are non-recurring in nature and because we believe that the Non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance and liquidity. We further believe these measures are useful to investors in that it allows for greater transparency to certain line items in our financial statements and facilitates comparisons to historical operating results and comparisons to peer operating results. A description of the Non-GAAP adjustments for the above measures is as follows: • Stock-based compensation, net: We incur stock based-compensation expense on a GAAP basis resulting from equity awards granted to our employees. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods. • Amortization of acquisition intangible assets: We incur amortization expense on intangible assets on a GAAP basis resulting from prior acquisitions. Amortization of acquired intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of any acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of acquisition intangible assets will recur in future periods. • Gain on sale of a private company investment: Gain on sale of a private company investment was recognized on a GAAP basis resulting from the sale of certain corporate assets. We expect that such transactions will be infrequent in occurrence and are therefore excluded from our Non-GAAP results as they do not otherwise relate to our core business operations. For more information on the Non-GAAP financial measures, please see the “Reconciliation of GAAP to Non-GAAP Data” section of this shareholder letter. The accompanying tables provide details on the GAAP financial measures that are most directly comparable to the Non-GAAP financial measures and the related reconciliations between those financial measures. Free cash flow: We define free cash flow as GAAP net cash provided by operating activities less purchases of property and equipment and capitalized internal-use software. We consider free cash flow to be an important measure because it measures our liquidity after deducting capital expenditures for purchases of property and equipment and capitalized software development costs, which we believe provides a more accurate view of our cash generation and cash available to grow our business. We expect to generate positive free cash flow over the long term. Free cash flow has limitations as an analytical tool, and it should not be considered in isolation or as a substitute for analysis of other GAAP financial measures, such as net cash provided by operating activities. Some of the limitations of free cash flow are that free cash flow does not reflect our future contractual commitments and may be calculated differently by other companies in our industry, limiting its usefulness as a comparative measure. Safe Harbor Statement “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995: This shareholder letter may contain forward-looking statements about our financial outlook, outstanding shares, products, including our investments in products, technology and other key strategic areas. The achievement of the matters covered by such forward-looking statements involves risks, uncertainties and assumptions. If any of these risks or uncertainties materialize or if any of the assumptions prove incorrect, the company’s results could differ materially from the results expressed or implied by the forward-looking statements the company makes. The risks and uncertainties referred to above include - but are not limited to - risks related to the COVID-19 coronavirus pandemic; our ability to retain and upgrade customers; our revenue growth rate; our brand; our marketing strategies; our self-serve business model; the length of our sales cycles; the growth and development of our salesforce; security measures; expectations regarding our ability to timely and effectively scale and adapt existing technology and network infrastructure to ensure that our products and services are accessible at all times; competition; our debt; revenue recognition; our ability to manage our growth; our culture and talent; our data centers; privacy, security and data transfer concerns, as well as changes in regulations, which could impact our ability to serve our customers or curtail our monetization efforts; litigation and regulatory issues; expectations regarding the return on our strategic investments; execution of our plans and strategies, including with respect to mobile products and features and expansion into new areas and businesses; our international operations; intellectual property; the application of U.S. and international tax laws on our tax structure and any changes to such tax laws; acquisitions we have made or may make in the future; the price volatility of our common stock; and general economic conditions.

Further information on these and other factors that could affect our financial results are included in documents filed with the Securities and Exchange Commission from time to time, including the section entitled “Risk Factors” in the Quarterly Report on Form 10-Q that will be filed for the quarter ended March 31, 2021, which should be read in conjunction with these financial results. These documents are or will be available on the SEC Filings section of our Investor Relations website page at investor.surveymonkey.com. All information provided in this release and in the attachments is as of May 6, 2021, and we undertake no obligation to update this information.